UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 17, 2013

WESTLAKE CHEMICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32260	76-0346924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Post Oak Boulevard, Suite 600 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 960-9111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2013, our stockholders approved the amendment and restatement of the Westlake Chemical Corporation 2004 Omnibus Incentive Plan, which: (1) extended the term of the plan so that awards may be made under the plan through May 17, 2023, instead of only through August 16, 2014, (2) for purposes of Section 162(m) of the U.S. Internal Revenue Code (the “Code”), reapproved the material terms of the performance goals under the plan so that certain awards that are allowed to be made under the plan will continue to qualify as performance-based compensation deductible under Section 162(m) of the Code, (3) removed the plan provision limiting the number of shares of stock available for awards to nonemployee directors, (4) renamed the plan as the 2013 Omnibus Incentive Plan and (5) made other administrative and updating changes.

The foregoing description of the amendment and restatement of the plan does not purport to be complete and is qualified by reference to the full text of the amended and restated plan, which is incorporated herein by reference to Exhibit 10.1 to this report.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s 2013 annual meeting of stockholders was held on May 17, 2013. Three matters were voted upon by the Company’s stockholders at such meeting: (1) four members of the board of directors were elected; (2) the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was ratified and (3) the amendment and restatement of the 2004 Omnibus Incentive Plan was approved. The following tabulation sets forth the number of votes cast for, against or withheld and the number of abstentions and broker non-votes, as applicable.

Election of Directors	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Robert T. Blakely	62,363,900	296,751	0	2,731,087
Albert Chao	55,522,137	7,139,765	0	2,729,836
Michael J. Graff	62,414,464	246,187	0	2,731,087
R. Bruce Northcutt	62,414,566	246,085	0	2,731,087

Ratification of the appointment of PricewaterhouseCoopers LLP	Votes For	Votes Against	Abstentions
	65,168,147	202,856	19,484

Approval of the Amendment and Restatement of the 2004 Omnibus Incentive Plan	Votes For	Votes Against	Abstentions	Broker Non-Votes
	62,012,402	623,123	25,125	2,731,088

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed herewith:

10.1 Westlake Chemical Corporation 2013 Omnibus Incentive Plan (as amended and restated as of May 17, 2013).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTLAKE CHEMICAL CORPORATION

By:	/s/ Albert Chao
Albert Chao
President and Chief Executive Officer

Date: May 22, 2013

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